WWW
NUMBER                                                                    SHARES

WW 2847
                    WORLD WIDE WIRELESS COMMUNICATIONS, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                  COMMON STOCK

                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                            CUSIP 981550 10 9

                              SPECIMEN CERTIFICATE

SPECIMEN CERTIFICATE                                        SPECIMEN CERTIFICATE

to the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF
                               $.001 PER SHARE OF

                    WORLD WIDE WIRELESS COMMUNICATIONS, INC.

(hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation and the amendments from time to time made thereto, copies of which are or will be on file at the principal office of the Corporation, to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

??????????????????????                                      ????????????????????
    SECRETARY                                                    PRESIDENT

                                     [SEAL]

Countersigned and Registered:
                        MANHATTAN TRANSFER REGISTRAR CO.
                                 (HOLBROOK, N.Y)
                                                                  Transfer Agent
                                                                   and Registrar
By

                                                            Authorized Signature